Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of China XD Plastics Company Limited on Form 10-Q for the quarter ended September 30, 2010 as filed with the Securities and Exchange Commission (the “Report”), I, Taylor Zhang, Chief Financial Officer of China XD Plastics Company Limited, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of China XD Plastics Company Limited.

Dated: November 12, 2010	/s/ Taylor Zhang
Taylor Zhang
Chief Financial Officer (Principal Accounting and Financial Officer)